Discontinued Operations	12 Months Ended
Dec. 31, 2012
Discontinued Operations And Disposal Groups [Abstract]
Discontinued Operations

17. Discontinued Operations

Our Purchased Paper businesses are presented in discontinued operations for the current and prior periods. In 2009, we sold our Purchased Paper — Mortgage/Properties business for $280 million which resulted in an after-tax loss of $95 million. As a result of this sale, the results of operations of this business were required to be presented in discontinued operations beginning in 2009.

In the fourth quarter of 2010, we began actively marketing for sale our Purchased Paper — Non-Mortgage business and concluded it was probable this business would be sold within one year at which time we would exit the business. The Purchased Paper — Non-Mortgage business comprises operations and cash flows that can be clearly distinguished operationally and for financial reporting purposes from the rest of the Company. As a result, we have classified the business as held-for-sale, and, as such, the results of operations of this business were required to be presented in discontinued operations beginning in the fourth quarter of 2010. In connection with this classification, we were required to carry this business at the lower of fair value or historical cost basis. This resulted in us recording an after-tax loss of $52 million from discontinued operations in the fourth quarter of 2010, primarily due to adjusting the value of this business to its estimated fair value. We sold the Purchased Paper — Non-Mortgage business in 2011 which resulted in a $23 million after-tax gain.

The Purchased Paper — Mortgage/Properties business and the Purchased Paper — Non-Mortgage business comprise operations and cash flows that can be clearly distinguished operationally and for financial reporting purposes, from the rest of the Company. Accordingly, this Component is presented as discontinued operations as (1) the operations and cash flows of the Component have been eliminated from our ongoing operations as of December 31, 2010, and (2) we will have no continuing involvement in the operations of this Component subsequent to the sale of the Purchased Paper-Non Mortgage business.

In the second quarter of 2013, we sold our Campus Solutions business and recorded an after-tax gain of $38 million. This business provided processing capabilities to educational institutions. The Campus Solutions business comprises operations and cash flows that can be clearly distinguished operationally and for financial reporting purposes from the rest of the Company and we will have no continuing involvement. As a result, our Campus Solutions business is presented in discontinued operations for all periods presented.

On September 25, 2013, we announced the sale of our 529 college savings plan administration business. Upon the transaction’s closing, which is anticipated to occur in the fourth-quarter 2013, we expect to recognize a gain of approximately $0.14 per diluted share. Due to the pending sale, the results of this business were moved to discontinued operations for all periods presented.

The following table summarizes the discontinued assets and liabilities at December 31, 2012 and 2011.

	At December 31,
(Dollars in millions)	2012	2011
Assets:
Cash and equivalents	$33	$28
Other assets	202	221

Assets of discontinued operations	$235	$249

Liabilities:
Liabilities of discontinued operations	$168	$179

At December 31, 2012 and 2011, other assets of our discontinued operations consisted primarily of restricted cash. Liabilities of our discontinued operations consist primarily of escrow liabilities which represent restricted cash equivalent amounts held on behalf of students and their families or client institutions in connection with the administration of certain products and services.

The following table summarizes the discontinued operations.

	Years Ended December 31,
(Dollars in millions)	2012	2011	2010
Operations:
Income (loss) from discontinued operations before income taxes	$(3)	$55	$(230)
Income tax expense (benefit)	(1)	20	(31)

Income (loss) from discontinued operations, net of taxes	$(2)	$35	$(199)

Included in the $199 million loss from discontinued operations, net of taxes, for the year ended December 31, 2010 was $52 million after-tax impairment related to our Purchased Paper – Non-Mortgage business discussed above, and $138 million after-tax goodwill and intangible asset impairment related to our 529 college savings plan administration business. The impairment related to our 529 college savings plan administration business was recognized in the third quarter of 2010 as a result of our determination that pricing pressures and certain risks associated with growing this business, as well as the likelihood that a market participant would demand a higher discount rate and assume lower future expected cash flows than our own assumptions, resulted in a decline in the fair value of this reporting unit.